         FILED
  IN THE OFFICE OF THE
SECRETARY OF STATE OF THE STATE
        OF NEVADA

            MAR 23, 1998

        NO. C 1583797
            ----------------
            DEAN HELLER

DEAN HELLER, SECRETARY OF STATE

                                                                     EXHIBIT 3.2


                             ARTICLES OF AMENDMENT
                                    TO THE
                         ARTICLES OF INCORPORATION OF
                           DRACO TERCHNOLOGIES, INC.

     Pursuant to the provisions of Revised Corporate Statutes of the State of Nevada, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation.

     1. Statement of Amendment. The amendment alters or changes Article 1 of the original Articles of Incorporation, filed with the State of Nevada on July 24, 1997, to read as follows:

     1.   The name of this corporation is:
                                Softlink, Inc.

     2. Adoption of the Amendment. The Amendment to Article 1 of the original Articles of Incorporation of Draco Technologies, Inc., was approved in accordance with Section 78-385 and Section 78.390 of the Revised Corporate Statutes of the State of Nevada, by a proper stockholder vote on March 12, 1998.

     Executed this 19th day of March, 1998

                                Softlink, Inc.


                                                             /s/ Janelle A. Ray
                                                             -------------------
                                                                       President

                                                             /s/ Michael M. Berg
                                                             -------------------
                                                                       Secretary

STATE OF ARIZONA

COUNTY OF MARICOPA

     BEFORE ME, the undersigned authority, a Notary Public, on this day personally appeared Jenelle Ray, President of Softlink, Inc., a Nevada Corporation known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that she executed the same as duly authorized officer of such corporation, for the purpose and consideration therein expressed, in the capacity therein stated and as the act and deed of such corporation.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE this 19th day of March, 1998


                                                          /s/ Barbara Hawkins
                                                       -------------------------
                                                       Notary Public's Signature


                                                          /s/ Barbara Hawkins
                                                       -------------------------
                                                       Typed or printed name

                                                   My commission expires: 9/8/00
(Seal)


STATE OF ARIZONA

COUNTY OF MARICOPA

     BEFORE ME, the undersigned authority, a Notary Public, on this day personally appeared Michael W. Berg, Secretary of Softlink, Inc., a Nevada Corporation known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that she executed the same as duly authorized officer of such corporation, for the purpose and consideration therein expressed, in the capacity therein stated and as the act and deed of such corporation.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE this 19th day of March, 1998


                                                          /s/ Barbara Hawkins
                                                       -------------------------
                                                       Notary Public's Signature


                                                          /s/ Barbara Hawkins
                                                       -------------------------
                                                       Typed or printed name

                                                   My commission expires: 9/8/00
                                                             [or Notary's stamp]